Statements of cash flows_Details of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2019 KRW (₩)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 KRW (₩)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 KRW (₩)	Dec. 31, 2016 KRW (₩)
Cash and cash equivalents [Abstract]
Cash	₩ 1,957,997		₩ 2,107,861
Foreign currencies	625,999		725,083
Demand deposits	3,684,044		3,512,216
Fixed deposits	124,526		402,734
Total	₩ 6,392,566	$ 5,532,294	₩ 6,747,894	$ 5,839,804	₩ 6,908,286	₩ 7,591,324